Commitments	12 Months Ended
Mar. 31, 2012
Commitments
Commitments

12.  Commitments

ATK leases land, buildings, and equipment under various operating leases, which generally have renewal options of one to five years. Rent expense was $82,494 in fiscal 2012, $80,391 in fiscal 2011, and $71,486 in fiscal 2010.

The following table summarizes the operating lease payments expected to be paid in each of the following fiscal years:

Fiscal 2013	$69,427
Fiscal 2014	61,310
Fiscal 2015	54,290
Fiscal 2016	49,164
Fiscal 2017	44,410
Thereafter	100,253
Total	$378,854

ATK currently leases its facility in Magna, Utah from a private party. This facility is used in the production and testing of some of ATK’s rocket motors. The current lease extends through September 2022. The lease requires ATK to surrender the property back to its owner in its original condition. While ATK currently anticipates operating this facility indefinitely, ATK could incur significant costs if ATK were to terminate this lease.

ATK has known conditional asset retirement obligations, such as contractual lease restoration obligations, to be performed in the future, that are not reasonably estimable due to insufficient information about the timing and method of settlement of the obligation. Accordingly, these obligations have not been recorded in the consolidated financial statements. A liability for these obligations will be recorded in the period when sufficient information regarding timing and method of settlement becomes available to make a reasonable estimate of the liability’s fair value.